November 22, 2011
(as supplemented June 19, 2012)
Walden SMID Cap Innovations Fund (WASMX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus dated November 22, 2011 as supplemented June 19, 2012, and statement of additional information dated November 22, 2011 are both incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.btim.com. You also can obtain this information at no cost by calling 1-800-282-8782 x7050; sending an email request to mfinformation@bostontrust.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Goals

The Walden SMID Cap Innovations Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle (“mid”) capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Walden SMID Cap Innovations Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.43%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.19%
Fee Waiver and/or Expense Reimbursement(2)	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%

(1)          Estimate for the current fiscal year.

(2)          Boston Trust Investment Management, Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets through December 31, 2012 (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). To the extent the Fund incurs these expenses, Total Annual Fund Operating Expenses After Fee Waiver may exceed the maximum amount of 1.00%. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically after December 31, 2012, unless extended, and upon termination of the Investment Management Agreement.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$354	$631	$1,422

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities, such as common and preferred stocks of domestic and foreign small and mid cap companies with innovative products and processes. The Fund seeks to invest in innovative companies whose products or services are benefited by secular trends that offer long-term investment potential. These secular market trends are based on factors that may include demographics, consumer lifestyle, an increasing technical work force, technological advancements or legal and regulatory issues. “Assets” means net assets, plus the amount of borrowing for investment purposes. For these purposes, the Adviser defines small to mid cap issuers as those with market capitalizations within the range encompassed by the Russell 2500 Index at the time of purchase. The size of companies in the Russell 2500 Index may change with market conditions. In addition, changes to the composition of the Russell 2500 Index can change the market capitalization range of the companies included in the index. As of June 30, 2011, the market capitalization range of the Russell 2500 Index was between $76 million and $7.5 billion. However, the Fund generally excludes securities with market capitalizations less than $400 million at time of purchase. The Fund may invest in companies in emerging markets. The Walden SMID Cap Innovations Fund incorporates comprehensive written environmental, social and governance (ESG) guidelines in the selection of individual securities and in portfolio construction. The Fund also seeks to strengthen ESG performance and accountability of portfolio companies through proxy voting, shareholder engagement and public policy advocacy. In selecting stocks, Walden Asset Management (“Walden”) , an affiliate of the Adviser, favors investment in companies and institutions it deems to have relatively strong ESG records and seeks to avoid those with inferior ESG performance relative to peers. After investing in a company, Walden may also choose to pursue shareholder advocacy to encourage stronger corporate responsibility and accountability.

www.btim.com	www.waldenassetmgmt.com

Walden researches, evaluates and seeks to promote corporate responsibility in five broad areas of concern: products and services, workplace conditions, community impact, environmental impact and corporate governance. Hence, in each of the five broad areas identified above, and notwithstanding other investment considerations, Walden favors companies judged to demonstrate best practices relative to peers, improvement over time, robust management systems and accountability through standardized public reporting and responsiveness to shareholders.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of Boston Trust Investment Management, Inc. (the “Adviser”) or Boston Trust & Investment Management Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate — at times dramatically.

Small to Mid Cap Company Risk: These companies, which may be newer and have limited product lines, may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in “emerging markets.”

Performance

The Fund has less than a full year of investment operations, thus no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.btim.com or by calling 1-800-282-8782, extension 7050.

Portfolio Management

Investment Adviser:	Boston Trust Investment Management, Inc.
Portfolio Managers:	Kenneth Scott, CFA, since 2005
Stephen Franco, CFA, since 2011
Heidi Vanni, CFA, since 2011

Buying and Selling Fund Shares

Minimum Initial Investment:	$100,000
Minimum Additional Investment:	$1,000

To Place Orders:

Boston Trust Mutual Funds

c/o Boston Trust & Investment Management Company

One Beacon Street, Boston, MA 02108

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust & Walden Funds, One Beacon Street, Boston, MA 02108), by telephone (1-800-282-8782, ext 7050), or through your investment representative. You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.